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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 30, 2001
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                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



       North Carolina                1-6196                      56-0556998
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)


1915 Rexford Road, Charlotte, North Carolina                            28211
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  (Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
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        (Former Name or Former Address, if Changed Since Last Report.)




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Item 5.   Other Events


On July 30, 2001, Piedmont Natural Gas Company issued a press release concerning a lawsuit filed by an affiliate of AGL Resources against Dynegy Marketing and Trade. The lawsuit purports to be a "derivative complaint on behalf of SouthStar Energy Services LLC." SouthStar is a natural gas marketer operating in Georgia under the trade name Georgia Natural Gas Services. A wholly owned subsidiary of Piedmont is a founding member and a 30% owner of SouthStar. A copy of the Press Release is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is filed herewith:

         Exhibit No.      Description of Exhibit
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            99.1          Press Release Dated July 30, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Piedmont Natural Gas Company, Inc.
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                                                      (Registrant)



                                           By /s/ Barry L. Guy
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                                              Barry L. Guy
                                              Vice President and Controller
                                              (Principal Accounting Officer)

Date  August 2, 2001









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